SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 19, 2000



                             SALISBURY BANCORP, INC.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


                  Connecticut                                06-1514263
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(State or other  jurisdiction  of  incorporation)           (IRS Employer
                                                           Identification No.)

5 Bissell Street, Lakeville, Connecticut                             06039-1868
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(Address of principal executive offices)                             (zip code)


Registrant's telephone number, including area code:   (860) 435-9801
                                                      --------------

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.     Other Events.
            -------------

            The Board of Directors of Salisbury Bancorp, Inc., the parent company of Salisbury Bank and Trust Company, declared a $0.13 per common share quarterly cash dividend at their May 19, 2000 meeting.

            The dividend will be paid on July 28, 2000 to shareholders of record as of June 30, 2000.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

            c.       Exhibits.

            99.      Press release dated May 22, 2000

            Exhibit Index                                             Page
            -------------                                             ----

            99.      Press release dated May 22, 2000                   3


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   May 23, 2000                      SALISBURY BANCORP, INC.


                                           By:  /s/ John F. Perotti
                                               ------------------------------
                                               John F. Perotti, President and
                                               Chief Executive Officer


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